Exhibit 10.12

Second Amendment to Forward Purchase Agreement

THIS SECOND AMENDMENT TO FORWARD PURCHASE AGREEMENT (this “Second Amendment”) is made and entered into as of March 30, 2021, by and among Medicus Sciences Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Altium MSAC, LLC, a Delaware limited liability company, and Structure Alpha LLC, a Delaware limited liability company (each a “Purchaser”, and collectively, the “Purchasers”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Forward Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Purchasers are parties to that certain Forward Purchase Agreement, dated as of February 2, 2021 (the “Original Agreement”), pursuant to which the Purchasers have agreed to purchase an aggregate of up to $16,000,000 of Forward Purchase Units at a purchase price of $10.00 per unit in one or more private placements in such amounts and at such time or times as the Purchasers determine but no later than simultaneously with the closing of the Company’s initial business combination;

WHEREAS, the Company and the Purchasers entered into that certain Amendment to the Forward Purchase Agreement, dated February 17, 2021 (the “First Amendment” and the Original Agreement as amended by the First Amendment, the “First Amended Agreement”); and

WHEREAS, the parties hereto desire to amend the First Amended Agreement on the terms and conditions set forth herein (as amended, including by this Second Amendment, the “Forward Purchase Agreement”).

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.                   Each of the Purchases hereby agrees not to elect to purchase any of the Forward Purchase Units prior to the consummation of the Business Combination. For the avoidance of any doubt, the parties hereto agree that any Forward Purchase Closing will only occur substantially concurrently with the Business Combination Closing.

2.                   Except as expressly provided in this Second Amendment, all of the terms and provisions in the First Amended Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Second Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the First Amended Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Forward Purchase Agreement in the Forward Purchase Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the First Amended Agreement, as amended by this Second Amendment (or as the Forward Purchase Agreement may be further amended or modified in accordance with the terms thereof). The First Amended Agreement, as amended by this Second Amendment, and the documents or instruments attached hereto or thereto or referenced herein or therein, constitutes the entire agreement between the parties with respect to the subject matter of the Forward Purchase Agreement, and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to its subject matter. If any provision of the First Amended Agreement is materially different from or inconsistent with any provision of this Second Amendment, the provision of this Second Amendment shall control, and the provision of the First Amended Agreement shall, to the extent of such difference or inconsistency, be disregarded. The terms of this Second Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Frist Amended Agreement.

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IN WITNESS WHEREOF, each party hereto has caused this Amendment to Forward Purchase Agreement to be executed and delivered as of the date first set forth above.

PURCHASERS:

ALTIUM MSAC, LLC

By:	Altium Growth Fund, LP, its sole member
By:	Altium Capital Management, LP, its investment manager

By:	/s/ Mark Gottlieb
Name: Mark Gottlieb
Title: Authorized Signatory

Address:	152 W 57th St FL 20
New York, NY 10019

STRUCTURE ALPHA LLC

By:	Sio Capital Management, LLC, its investment manager

By:	/s/ Michael Castor
Name: Michael Castor
Title: Managing Member

Address:	152 W 57th St FL 20
New York, NY 10019

COMPANY:

MEDICUS SCIENCES ACQUISITION CORP.

By:	/s/ Michael Castor
Name: Michael Castor
Title: Chief Executive Officer

[Signature Page to Amendment to the Forward Purchase Agreement]